                                                                   EXHIBIT 23(a)


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




         As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our reports dated February 17, 1997, included in Enron Corp.'s Annual Report on Form 10-K for the year ended December 31, 1996, and to all references to our Firm included in this Registration Statement.





                                              /s/ ARTHUR ANDERSEN LLP

                                                  ARTHUR ANDERSEN LLP





Houston, Texas

April 10, 1997